Investor Presentation Third Quarter Fiscal Year 2019 ©Liquidity Services, Inc. All Rights Reserved. 1

Forward-Looking Information This document contains forward-looking statements. These statements are only predictions. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These risks and other factors include but are not limited to the factors set forth in our Annual Report on Form 10-K for the year ended September 30, 2018 and subsequent filings with the Securities and Exchange Commission. You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continues” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. There may be other factors of which we are currently unaware or deem immaterial that may cause our actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this document and are expressly qualified in their entirety by the cautionary statements included in this document. Except as may be required by law, we undertake no obligation to publicly update or revise any forward-looking statement to reflect events or circumstances occurring after the date of this document or to reflect the occurrence of unanticipated events. To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), we use certain non-GAAP measures of certain components of financial performance. These non-GAAP measures include earnings before interest, taxes, depreciation and amortization (EBITDA), Adjusted EBITDA and revenue excluding DoD contracts. These non-GAAP measures are provided to enhance investors’ overall understanding of our current financial performance and prospects for the future. We use these non-GAAP measures: (a) as measurements of operating performance because they assist us in comparing our operating performance on a consistent basis as they do not reflect the impact of items not directly resulting from our core operations; (b) for planning purposes, including the preparation of our internal annual operating budget; (c) to allocate resources to enhance the financial performance of our business; (d) to evaluate the effectiveness of our operational strategies; and (e) to evaluate our capacity to fund capital expenditures and expand our business. We believe these non-GAAP measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of our core operating measures. These measures should be considered in addition to financial information prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. A reconciliation of all non-GAAP measures included in this presentation to the most directly comparable GAAP measures is included in this presentation. The following discussion should be read in conjunction with our consolidated financial statements and related notes and the information contained in our Quarterly Report on Form 10-Q for the period ended June 30, 2019. ©Liquidity Services, Inc. All Rights Reserved. 2

Liquidity Services is a global solution provider in Who We Are the reverse supply chain continuously building the world’s largest marketplace for business surplus Manage, value, and sell Maximize return, more Optimize and execute We… surplus across the efficiently and more surplus management globe in a broad range strategically strategies to achieve of asset categories and your business goals conditions ©Liquidity Services, Inc. All Rights Reserved. 3

©Liquidity Services, Inc. All Rights Reserved. 4

OUR PURPOSE: To intelligently capture the enduring value of surplus, benefiting our sellers, our buyers, and our planet. SELLERS BUYERS PLANET For enterprises with used, idle, For organizations and consumers For the planet’s natural resources, or excess assets and inventory: looking to achieve business or environment, and beauty: personal goals: • Expertise and intelligence that • Extend life of assets and achieve high-performance results • Convenient access to wide range inventory and increase reuse aligned to strategic goals of assets and recycling • Comprehensive and scalable • Accurate, comprehensive product • Prevent unnecessary waste solutions information and fair market prices and defer assets from landfills • Superior people, processes, and • Helpful, responsive customer • Dispose of surplus in systems to maximize return support when it is needed environmentally safe manner ©Liquidity Services, Inc. All Rights Reserved. 5

Delivering Maximum Value to Sellers SERVING THE BROADEST BASE OF INDUSTRIES Aerospace Consumer Brands Fast-Moving Mining & Large & Defense & OEMs Consumer Goods Construction Automotive Electronics Government Retail Manufacturing Manufacturing Industrial Transportation Biopharmaceuticals Energy Manufacturing Better Service OUR VALUE Superior levels of industry and asset expertise, responsiveness, PROPOSITION intelligence, and analytics that achieve high-performance results aligned TO SELLERS to your strategic goals Better Scale Complete solutions tailored to your industry’s specific requirements that are comprehensive, modular, and scalable, spanning all volumes, asset categories, conditions, sales channels, and locations worldwide Better Results Right combination of great people, best-in-class processes, and cutting- edge systems to deliver maximum return today and into the future ©Liquidity Services, Inc. All Rights Reserved. 6

Providing Superior Buyer Experiences BUYERS WE SERVE Online/Ofﬂ ine Retailers Resellers Distributors Refurbishers Wholesalers Small Businesses Flea Markets Recyclers Superior Product Quality and Information OUR VALUE Large volumes and recurring flows of products; refurbishment services PROPOSITION to enhance and ensure product quality; ability to view detailed product information, ask questions, and inspect items TO BUYERS Fair Prices Auction format ensures assets are sold for fair market value; assets available all over the world, making it easy to keep shipping costs low or pick up items Excellent Customer Service Support every aspect of the buyer experience; 94% repeat bidder rate; rated A+ provider by the Better Business Bureau ©Liquidity Services, Inc. All Rights Reserved. 7

Market Opportunity* $50 Billion* $3 Billion Retailers & OEMs U.S Public Sector (Source: Appriss Retail 2018) (Source: Company Data) $8 Billion $20 Billion $48 Billion Energy Industrial Capital Assets Transportation (Source: Manfredi & Associates 2015, ACT (Source: Company Data) (Source: Company Data) Research 2016) $130 Billion Total Addressable Market Highlighted Sellers Across Industries ©Liquidity Services, Inc. All Rights Reserved. 8

Macro-Trends Expanding Our Opportunity e-Commerce Growth Technology Innovation • Secular growth of online retail driving • Product obsolescence and shorter product increased volume of consumer returns lifecycles • Trending appetite for self-directed • Greater focus on compliance & transparency solutions • Higher adoption of digital marketplaces among • Increasing buyer acceptance of global B2B buyer markets refurbished & secondary market assets • Increasing need for faster disposition cycle Sustainability • Environmental Sustainability key goal for commercial & government sellers • Focus on Zero Waste • Environmental compliance requires sophisticated tools and reporting • Extending the useful life of assets of increasing importance ©Liquidity Services, Inc. All Rights Reserved. 9

Why Liquidity Services Return to Organic Growth Transforming Go-to-Market Five consecutive quarters of year-over-year • Asset-light, higher-margin services: GMV growth Self-Directed Services Six consecutive quarters of year-over-year Scan-N-$ell app Adjusted EBITDA** growth Machinio • Upsell to Valued-Added Managed Services GAINING MOMENTUM Improved Earnings and Financial Position* Technology to Capture Buyer Potential Improved GAAP Net Loss by $5.6 million* New e-commerce platform (complete) Improved Adjusted EBITDA by $4.9 million* State-of-the-art marketing technology stack with Zero Debt enhanced asset promotion (in development) Consolidated marketplace (in development) Network effect drives recovery and asset flow *Results include nine months ended Q3FY19 and comparisons to the prior year nine month period **Non-GAAP Adjusted EBITDA excludes stock-based compensation expense, acquisition costs such as transaction expenses and changes in earn-out estimates, business realignment expense, deferred revenue purchase accounting adjustments, and goodwill and long-lived asset impairment. ©Liquidity Services, Inc. All Rights Reserved. 10

Our Business Model Compelling Model ▪ Diversified products, services, and customer mix globally ▪ High-volume recurring revenue ▪ Asset-light, low-touch self-directed services ▪ Value-added managed services ▪ Additional services beyond selling assets to create higher-margin revenue streams ▪ Network effect drives recovery maximization for sellers and increasing flow of asset supply for buyers ▪ High operating leverage on future growth Multiple, Synergistic Revenue Streams ▪ Consignment Model ▪ Purchase Model ▪ Service Revenue ▪ Buyer Premium Fees ©Liquidity Services, Inc. All Rights Reserved. 11

RISE Growth Strategy ©Liquidity Services, Inc. All Rights Reserved. 12

Our RISE Strategy: Continuing the Momentum Liquidity Services is building the world’s leading marketplace for surplus assets to benefit buyers, sellers and the planet Our vision rests on executing four pillars of our strategic plan that we refer to as “RISE” Recovery Maximization R Drive technology and innovation to improve buyer experience Increase Volume I Expand service offerings, flexible pricing models, and buyer marketing to grow existing and new sellers Service Expansion S Grow services with recurring revenue, domain expertise, data, and marketplace channels Expense Leverage E Leverage costs through technology and innovation that increases productivity ©Liquidity Services, Inc. All Rights Reserved. 13

A Transformative eCommerce Platform: Driving Recovery Maximization & Increasing Volume Our platform will allow for cross GovDeals listing of assets across multi- vertical marketplaces enabling buyers access to entire inventory of available assets GoDove AuctionDeals Enables current and future backend and operational Consolidated Marketplace efficiencies Enhanced marketing technology will enable greater data collection Network and analysis, greater ability to Liquidation.com drive new buyers, and deeper International insight to retain existing buyers ©Liquidity Services, Inc. All Rights Reserved. 14

Expected Benefits of a Consolidated Marketplace: Enabling Service Expansion & Expense Leverage FEATURES BENEFITS • Single Taxonomy • Ability to list assets from across network • New Recommendation and of marketplace on a single site Personalization Engine • Improved user experience for both • Enhanced On-Site Search capabilities sellers and buyers • New A/B Test and Learn abilities • Enhanced ability to target market and further capture the available spend of • Mobile First design architecture our buyers • Enhanced Site Monitoring • Streamlines our go-to-market strategy to • Optimized Customer Experience attract new sellers and better serve measurement and tracking existing sellers • Improved Navigation • Advanced data enables strategic growth initiatives • Cross Domain Listing and Bidding Capability • Centralization creates opportunities for expense leverage • Centralized Data Warehouse • Enables continued service expansion *Features and benefits are expected to coincide with the go-live of our consolidated marketplace. ©Liquidity Services, Inc. All Rights Reserved. 15

RISE Drives Improved Topline Results

LIQUIDITY SERVICES

We have created a more diversified core business as we increase volumes, improve recovery rates and expand our service offerings

Consolidated GMV Trendline*[1]

+32.3% Growth[2]



$145.0
$123.6
$155.4
$136.3
$152.2
$134.6
$163.6
$157.4
$155.3
$149.7
$158.5
$154.5
$155.4
$151.1
$168.1
$163.5
Q4FY17 Q1FY18 Q2FY18 Q3FY18 Q4FY18 Q1FY19 Q2FY19 Q3FY19
* In millions
GMV w/DoD Contracts
GMV w/o DoD Contracts

Revenue Trendline*[3]

+38.5% Growth[4]



$61.4
$37.7
$61.1
$39.8
$60.1
$42.5
$50.6
$44.4
$52.7
$47.1
$54.0
$50.0
$56.8
$52.5
$56.9
$52.2
Q4FY17 Q1FY18 Q2FY18 Q3FY18 Q4FY18 Q1FY19 Q2FY19 Q3FY19
* In millions
Revenue w/DoD Contracts
Revenue w/o DoD Contracts

***Our consolidated GMV grew 32.3% and Revenue grew 38.5% in eight quarters, excluding the DoD Surplus and Scrap Contracts**

1 - For comparison, GMV in white bars includes the DoD Surplus and Scrap contracts and GMV in the blue bars excludes the DoD Surplus and Scrap contracts.
2 - GMV growth rate compares Q4FY17 to Q3FY19, excluding the DoD Surplus and Scrap contracts
3 - For comparison, GAAP Revenue in white bars includes the DoD Surplus and Scrap contracts and revenue in the blue bars excludes the DoD Surplus and Scrap contracts
4 - Revenue growth rate compares Q4FY17 to Q3FY19, excluding the DoD Surplus and Scrap contracts

LIQUIDITY SERVICES *A Better Future for Surplus*
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RISE Drives Improved Earnings Results

We have improved bottom-line results through top line improvements, expense leverage, and service expansion as we move to a more asset-light model

GAAP EPS increased 50% per year on average from FY15 to FY18*



Consolidated Adjusted EBITDA Trendline*
+$31.6M Annualized Improvement
-$7.7
-$3.0
-$2.2
-$0.2
-$1.9
-$1.6
$0.9
$0.2
Q4FY17 Q1FY18 Q2FY18 Q3FY18 Q4FY18 Q1FY19 Q2FY19 Q3FY19
* In millions
Adjusted EBITDA

We have improved our GAAP EPS by approximately 50% per year for the past four fiscal years and our Adjusted EBITDA grew by $7.9 million in the past eight quarters.

*The above results include the impact of the completion of the DoD Surplus Contract in Q2FY18. Reconciliation is available on slide 26.

LIQUIDITY SERVICES A Better Future for Surplus
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GovDeals Segment Delivers Consistent Growth

Our self-service model for government agencies continues to capture market share



GovDeals Segment GMV Trendline
+30% Growth
$70.1
$71.1
$69.5
$85.4
$79.6
$76.3
$77.4
$90.9
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18*
Q1FY19
Q2FY19
Q3FY19
* In millions

- GovDeals self-directed model is attractive to state and municipal governments, higher education, and non-profits
- Governments seek streamlined costs, reduced space, digital and green solutions, and improved compliance
- GovDeals is trusted by over 12k sellers as an expert in low-cost, highly-effective government solutions
- We are leading the trend for government sellers to access a mobile-first solution
- Marketing technology will drive more buyer demand
- Q3 is the seasonally high quarter for municipal governments

LIQUIDITY SERVICES A Better Future for Surplus
©Liquidity Services, Inc. All Rights Reserved.
18

RSCG Segment is Driving Long-Term Growth

Growth in seller accounts, service expansion, and increased buyer participation sets the trend for growth

RSCG Segment GMV Trendline



+31% Growth
$30.2
$28.7
$35.6
$33.6
$33.2
$35.4
$41.9
$39.6
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18*
Q1FY19
Q2FY19
Q3FY19

* In millions

- RSCG has made consistent efforts to create a stronger, more diversified seller base with sustainable pricing terms
- Online e-commerce trends drive increased volume of consumer returns
- Expanding services beyond selling assets to create higher-margin revenue streams while providing greater value to our sellers and buyers
- We solve for the goals of retailers for environmental sustainability
- We provide managed services that meet growing demand for end-to-end solutions
- Increasing buyer acceptance of refurbished and secondary market assets drives growth
- We continue to drive investment and adoption of our technology applications, including Scan.N.$ell, to enable us to more efficiently offer self-directed solutions
- Q2 is the seasonally high RSCG quarter

LIQUIDITY SERVICES A Better Future for Surplus
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CAG Segment Diversified Seller Base Strong mix of multiple industry vertical relationships CAG Segment GMV Trendline • CAG continues to expand its position in biopharmaceutical and industrial +43% CAG Commercial Growth manufacturing $42.3 • CAG has launched its self-directed $37.6 $36.5 solution, most notably in energy market $34.9 $31.8 $33.0 • All CAG marketplaces globally on a single $28.6 technology platform $23.1 • Following restructuring in Q4FY17, CAG has grown its commercial GMV 43% $14.3 $13.9 $11.6 (excluding DoD contracts) over eight $7.1 quarters from Q4FY17 to Q3FY19 $6.0 $6.1 $5.6 $5.1 $4.1 $4.3 $4.6 $0.1 • CAG GMV can be lumpy based on timing and project size; Q1 is typically a seasonally high quarter CAG Commercial DoD Surplus Contract DoD Scrap Contract * In millions ©Liquidity Services, Inc. All Rights Reserved. 20

Machinio Overview


Agriculture
262,459 listings from 67 countries
Construction
297,764 listings from 131 countries
Machine Tools
108,197 listings from 65 countries
Printing
14,132 listings from 52 countries
Processing
119,247 listings from 87 countries
Trucks
270,000 listings from 91 countries

- Machinio aggregates > $1million global used equipment listings worth $23+ billion and generating 10M+ site visits and 600k qualified seller leads annually
- Subscription model, 1-year term, paid upfront, 85%+ recurring with ~3,000 subscribers
- Recently launched MachineryHost providing dealers with mobile first, online storefront to host equipment inventory and manage online sales leads

LIQUIDITY SERVICES A Better Future for Surplus
©Liquidity Services, Inc. All Rights Reserved.
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Machinio Value Proposition and Rationale ✓ Entry into new verticals ✓ Expands Liquidity Services buyer base ✓ Complementary solution for equipment sellers ✓ Rich source of data on equipment, buyers and sellers ✓ Cross selling opportunities ©Liquidity Services, Inc. All Rights Reserved. 22

Financial Results ©Liquidity Services, Inc. All Rights Reserved. 23

Q3 FY19 Consolidated Highlights $ millions Gross Total Merchandise Adjusted Revenue Gross Profit Volume EBITDA +$40.7m* +9.5%* +$28.0m* +22.1%* *Nine month increase, excluding DoD Contracts *Nine month increase, excluding DoD Contracts 482 471 85 84 0.2 172 168 -0.2 -0.5 164 168 29 57 27 51 -5.4 18 19 18 19 18 19 18 19 18 19 18 19 18 19 18 19 Nine Three Nine Three Nine Three Nine Three Months Months Months Months Months Months Months Months ended 6/30 ended 6/30 ended 6/30 ended 6/30 ended 6/30 ended 6/30 ended 6/30 ended 6/30 (1) For the six months ended March 31, 2018 and 2019 Net Loss was ($6.9)M and ($9.4)M respectively. For the three months ended March 31, 2018 and 2019 Net Loss was $(5.7)M and $(4.4)M, respectively. (2) Consolidated results include the DoD Surplus and Scrap contracts (3) See slide #26 for a reconciliation of Adjusted EBITDA ©Liquidity Services, Inc. All Rights Reserved. 24

Diversification By Pricing Model GMV Mix By Pricing Model Purchase Purchase 19% 22% Consignment 81% Consignment 78% Purchase Consignment Self-Directed Consignment Purchase Consignment Self-Directed Q3 FY18 Q3 FY19 ©Liquidity Services, Inc. All Rights Reserved. 25

Diversification By Segment GMV Mix by Segment RSCG 21% RSCG 24% GovDeals 52% GovDeals 54% CAG CAG 22% 27% Q3 FY18 Q3 FY19 ©Liquidity Services, Inc. All Rights Reserved. 26

Diversification By Segment Revenue Mix by Segment GovDeals GovDeals Machinio 17% 16% 3% RSCG RSCG 52% CAG 55% CAG 26% 30% Q3 FY18 Q3 FY19 ©Liquidity Services, Inc. All Rights Reserved. 27

Reconciliation of Financial Data ©Liquidity Services, Inc. All Rights Reserved. 28

Investor Relations Julie Davis, Senior Director 202.558.6234 julie.davis@liquidityservices.com ©Liquidity Services, Inc. All Rights Reserved. 29